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               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C. 20549

                          _____________

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934


Date of earliest event
  reported:  February 22, 2002


                         AMR CORPORATION
     (Exact name of registrant as specified in its charter)


       Delaware                   1-8400                 75-1825172
(State of Incorporation) ( Commission File Number)     (IRS Employer
                                                     Identification No.)


4333 Amon Carter Blvd.      Fort Worth, Texas           76155
 (Address of principal executive offices)            (Zip Code)


                          (817) 963-1234
                   (Registrant's telephone number)







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Item 9.   Regulation FD Disclosure

AMR Corporation is furnishing herewith certain data regarding its unit costs, capacity, traffic and fuel for the first quarter of 2002.




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                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMR CORPORATION



                                        /s/ Charles D. MarLett
                                        Charles D. MarLett
                                        Corporate Secretary



Dated:  February 22, 2002

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AMR EAGLE EYE


                                     February 22, 2002


     Statements in this report contain various forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which represent the Company's expectations or beliefs concerning future events. When used in this report, the words "expect", "forecast", "anticipates" and similar expressions are intended to identify forward-looking statements. All such statements are based on information available to the Company on the date of this report. The Company undertakes no obligation to update or revise any forward-looking statement, regardless of reason. This discussion includes forecasts of costs per ASM, capacity, traffic, fuel cost and fuel consumption, earnings, and operational considerations, each of which is a forward-looking statement. There are a number of factors that could cause actual results to differ materially from our forecasts. Such factors include, but are not limited to: the continuing impact of the events of September 11, 2001 to the company, general economic conditions, competitive factors within the airline industry which could affect the demand for air travel, changes in the Company's business strategy, changes in commodity prices, the inability to successfully integrate the operations of TWA into those of American and to improve their profitability, higher than expected integration costs, and the inability to successfully integrate the workforce of TWA. For additional information regarding these and other factors see the Company's filings with the Securities and Exchange Commission, including but not limited to the Company's Form 10-K for the year ended December 31, 2000.

Monthly Update

Attached is our updated monthly guidance on unit cost, fuel, traffic and capacity for the first quarter of 2002. Please note that both AMR Consolidated and AA Mainline Operations now reflect the inclusion of TWA LLC operations in the 2002 statistics.

Please call if you have additional questions.




                                    Michael Thomas
                                    Director, Investor Relations


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
    AMR EAGLE EYE

Unit Costs

        AMR Consolidated Cost per ASM (in cents)
                                             Actual -------Forecast------
                                              Jan   Feb    Mar    1Q02
               AMR Cost per ASM              11.8   12.5   12.1   12.1
                (yr/yr)                      -2.5% -4.5%  -3.5%  -3.5%

        American Mainline Operations Cost per ASM (in cents)
                                             Actual -------Forecast------
                                              Jan   Feb    Mar    1Q02

               AA Cost per ASM               11.4   12.1   11.6   11.7
                (yr/yr)                      -3.6% -5.5%  -2.5%  -3.8%


Capacity, Traffic and Fuel

                                             Actual -------Forecast-----
                                              Jan   Feb    Mar    1Q02
         AA Mainline Ops:
               Capacity (yr/yr)               1.4%   1.0%   4.2%   2.3%
               Traffic (yr/yr)                2.7%   3.0%   5.7%   3.6%

               Fuel (cents/gal incl. tax)      67     66     67     67
               Fuel Consumption (mil. gal.)   254    229    263    745


        American Eagle:
               Capacity (yr/yr)              -3.4%   0.0%   1.9%  -0.6%
               Traffic (yr/yr)                4.1%   4.8%   3.8%   4.2%

 Both AMR Consolidated and AA Mainline include TWA LLC operations in 2002